CONSENT OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

We hereby consent to the reference to us under the heading “Independent Registered Certified Public Accounting Firm” in this Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A.

Tampa, Florida
December 14, 2009